Property, equipment and software, net	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Property, equipment and software, net
10.	Property, equipment and software, net
Property, equipment and software, net consisted of the following:

	As of December 31,
	2023	2024
	(in thousands)
Cost
Building	42,041	41,484
Building improvements	1,130	1,632
Leasehold improvements	156	148
Computers and electronic equipment	5,515	9,836
Furniture	980	1,155
Motor vehicles	351	358
Software	5,308	5,524
Construction in progress (Note a)	—	107,942

Total cost	55,481	168,079
Less: Accumulated depreciation and amortization	(6,297)	(10,804)
Provision for the impairment of property, equipment and software	—	(210)

Property, equipment and software, net	49,184	157,065

Note a: On December 21, 2021, the Group entered into a sale and purchase agreement (the “S&P Agreement”) with an independent third party, pursuant to which, the Group agreed to purchase a premise located in Shanghai, the PRC, at a consideration of RMB112,855,500, and fulfill certain tax requirement that during the period starting from the date of the S&P Agreement to December 31, 2024, the total amount of taxes payments would be not less than approximately RMB50,000,000 in aggregate. In the event that the Group fails to meet the tax requirements of RMB50,000,000
(the “Tax Requirement”)
,

the counterparty has the right to demand a delay in delivering the premise until the Group supplements the taxation requirements, or to terminate the S&P agreement by returning all prepayments to the Group without any penalty. Although phased requirements for the taxation of RMB50,000,000 are stated in the S&P agreement, the fulfillment of these phased requirements only affects the Group’s entitlement on certain government subsidies and does not involve the counterparty’s right to terminate the S&P agreement. The consideration has been fully paid in August 2022. The prepayments are refundable subject to (i) the agreement is terminated by uncontrollable factors of which the liability of breach of agreement does not lay on either the seller or the Group, or (ii) the agreement is terminated by the Group on the ground that the seller cannot fulfill the responsibility of the agreement. As of December 31, 2024, the Group fulfilled 92% of the Tax Requirement. As of the reporting date, the Group fulfilled 99% of the Tax Requirement. Furthermore, the Group has been notified by the third party that the agreement will not be terminated. The premise was completed on July 26, 2024. The Group and the third party signed the house handover agreement on the same day and then started the renovation. As of December 31, 2024, the renovation has not been completed and the balance of construction in progress is RMB107,942,000, including RMB103,537,000 transferred from prepayments on long-term assets after deducting value-added tax, and additional renovation expenses of RMB4,405,000.
Provision for the impairment of property, equipment and software recorded for the years ended December 31, 2023 and 2024 was nil, and RMB210,000, respectively, and was recorded in “impairment of long-lived assets”. The impairment was related to the modules of certain mining products which were discontinued.
Depreciation expenses recognized for the years ended December 31, 2022, 2
023
and 2024 are summarized as follows:

	For the year ended December 31,
	2022	2023	2024
	(in thousands)
Research and development expenses	1,611	3,491	3,841
Sales and marketing expenses	40	115	171
General and administrative expenses	156	224	495

Total	1,807	3,830	4,507